SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                December 6, 2002


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


Delaware                                     0-29288      06-0868496
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(State or other jurisdiction               (Commission    (IRS Employer
   of incorporation)                        File Number)  Identification No.)


One Rockefeller Plaza, New York, New York                      10020
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (212) 218-7910
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Item 9.     Regulation FD Disclosure
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            Registrant's December 6, 2002 Press Release is attached hereto as
            Exhibit 99.1 and incorporated by reference into this Item 9.

            Exhibit 99.1: Registrant's December 6, 2002 Press Release (attached hereto).


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GRIFFIN LAND & NURSERIES, INC.


                                  /s/  Anthony J. Galici
                                  ----------------------
                                  Anthony J. Galici
                                  Vice President, Chief Financial Officer and
                                  Secretary

Dated:  December 6, 2002


NEWS FROM:                                   Exhibit 99.1
                                             ------------

GRIFFIN LAND & NURSERIES, INC.          CONTACT:
                                        Anthony Galici
                                        Chief Financial Officer
                                        (860) 653-4541

GRIFFIN ANNOUNCES COMPLETION OF ITS  PURCHASE OF TWO OFFICE BUILDINGS
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NEW YORK, NEW YORK (December 6, 2002) Griffin Land & Nurseries, Inc. (Nasdaq:
GRIF) ("Griffin")announced today that its real estate division, Griffin Land, has completed the previously announced acquisition from USAA Real Estate Company ("USAA"), of USAA's 70% interest in two 80,000 square foot Class A office buildings in Griffin Center, Windsor, Connecticut. Griffin Land previously held a 30% interest in these buildings. Griffin has also entered into a commitment with a bank for a permanent mortgage on these buildings. The mortgage is expected to close later this month.

     Griffin operates landscape nursery and real estate businesses and has an approximate 35% equity investment in Centaur Communications, Ltd., a publishing company based in the United Kingdom.

     Forward-Looking Statements:
     This Press Release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved, particularly with respect to completing the permanent financing on its two newly acquired
buildings.   The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.